Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement on Form SB-2 of our report included herein dated August 27, 2003, relating to the consolidated financial statements of CorVu Corporation and subsidiaries, and to the reference to our firm under the caption "Experts" included in the Registration Statement and the related Prospectus.

                                        /s/ Virchow, Krause & Company, LLP

Minneapolis, Minnesota
March 19, 2004